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DWL:112296-01                                                      EXHIBIT 10.22

            This Instrument Prepared by Ledbetter and Buck, Attorneys
                P. O. Box 715, Cookeville, Tennessee, 38503-0715

                                 LEASE AGREEMENT

         THIS LEASE made and entered this day of , 1996, by and between ARC BUILDERS, LLC (hereinafter called Lessor) and BIRMAN MANAGED CARE, INC. (hereinafter called Lessee).

                              W I T N E S S E T H:

                                    ARTICLE I

         PREMISES: Lessor does hereby let and lease unto Lessee the premises situated in the City of Cookeville, County of Putnam and State of Tennessee, and more particularly described as the shaded area on Exhibit A attached hereto, and a description of same shall be made Exhibit B to this Lease upon completion of a survey thereof acceptable to Lessor and Lessee.

                                   ARTICLE II

         TERM AND CONSTRUCTION: This Lease shall become effective upon full execution by both parties. The initial term of this Lease shall be for ten (10) years beginning on the Commencement Date as hereinafter defined. Each party agrees, upon request by the other, to execute a supplemental agreement evidencing the actual term of this Lease at such time as the exact dates are known.

         From and after the date hereof, Lessor shall construct, at its sole cost and expense, the Premises in accordance with those certain Plans and Specifications (the "Plans") attached hereto as Exhibit "C" and made a part hereof, and any changes or amendments thereto which are properly authorized in writing by Lessor and Lessee, and shall proceed with due diligence with such construction so that construction is completed and the Premises are ready for occupancy and served by utilities necessary therefor on or before seven (7) months from commencement of construction with credit for weather delays and acts of God as certified by the architect. When the Premises have been substantially completed in accordance with the Plans (subject to normal minor "punch-list" items which do not materially interfere with Lessee's intended use and occupancy of the Premises) and Lessor has obtained a permanent certificate of occupancy entitling Lessee to occupy the Premises, Lessor shall notify Lessee that the Premises are ready for occupancy. Lessor shall prepare and certify by signature and deliver to Lessee a written statement certifying that the Premises have been substantially completed in accordance with the Plans and any authorized changes or amendments thereto, and certifying the date of substantial completion. Lessor shall diligently complete as soon as reasonably possible any items of work and adjustments not completed when the Premises are so ready for occupancy. Lessor shall assign to Lessee all applicable third party warranties and guaranties obtained by Lessor in connection with the construction of such improvements. As used herein, the term "Commencement Date n shall mean that date which is the earlier to occur of (i) the issuance of a Certificate of Occupancy establishing that the Premises are ready for occupancy by Lessee or (ii) Lessee's actual occupancy of a majority of the Premises. Prior to the commencement Date, Lessor shall furnish to Lessee a certificate from Lessor's architect that the Premises have been substantially completed in accordance with the Plans. Lessor and Lessee shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease. Lessor shall complete the punch-list within thirty
(30) days of the Commencement Date.

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                                   ARTICLE III

         BUILDOUT: The building to be constructed is generally described as an approximately 20,000 square foot office building, including interior walls, bathrooms, floor coverings, and ceiling, and including all plumbing and basic plumbing fixtures, electrical service and basic electrical fixtures, HVAC system, and site work, including paving and parking, in accordance with certain plans and specifications (the Plans). Such improvements shall be completed free and clear of mechanics and other liens, and in accordance with the building codes and all applicable laws, ordinances and regulations, of any public authority affecting the same.

                                   ARTICLE IV

         RENT: The Lessee agrees to pay to Lessor as fixed minimum rent for said premises during said term, the sum of $180,000.00 annually. The rent shall be payable in advance in equal monthly installments of $15,000.00, WITHOUT DEMAND, on the first day of each month, commencing on the Commencement Date and continuing on the 1st day of each successive month thereafter during the term of the Lease. If the first day upon which rent becomes payable is other than the first day of any calendar month, Lessee shall pay rent for the balance of the month at a daily rate based upon the monthly rent. Notwithstanding the foregoing, commencing with the first day of the first month of the sixth year from the Commencement Date, the monthly rental payments due hereunder shall be $17,080.00 during years six and seven. Then commencing on the first day of the first month of the eighth year, the monthly rental payments shall be $18,333.00, and shall continue in the amount of $18,333.00 until the expiration of the initial term of the lease. The first and last months' rent will be paid upon the execution of this Lease. For purposes of payment of the last month's rental payment, it shall be assumed that the last month's rent is equal to the first month's rent, and an appropriate adjustment shall be made and any difference paid to Lessor by Lessee in advance of the last month of the Lease.

         Until further notice to Lessee, rent shall be payable to and mailed to ARC Builders, LLC, P. O. Box 3324, Cookeville, TN 38502. Late payments are subject to a late charge of 1.5 percent per month, if not received five (5) days after due date.

                                    ARTICLE V

         UTILITIES: Lessee shall pay, when due all bills for gas, water, electricity, other utilities, and rubbish removal at the premises.

                                   ARTICLE VI

         TAXES AND ASSESSMENTS: Lessee agrees to pay all taxes and assessments on the Premises including personal property taxes due and payable during the term of this Lease and any renewals.

         Notwithstanding anything to the contrary herein contained, if Lessee deems excessive or illegal any such tax, assessment or charge described in this
Article VI, Lessee may, at its sole cost, contest same by appropriate legal proceedings which operate to prevent the collection thereof or other realization thereon and the sale, levy or forfeiture of or upon all or any part of the Premises to satisfy the same; provided, however, that if at any time payment of the whole or any part thereof shall become necessary in order to prevent imposition of a tax lien, the delivery of a tax deed, or similar tax enforcement device or procedure, of the Premises, or otherwise adversely affect Lessor's title to the Premises, as determined by Lessor in its sole but reasonable discretion, because of nonpayment thereof, then Lessee shall, within ten (10) days of written demand from Lessor, either pay the same in time to prevent delivery of such tax deed or imposition of such lien or other adverse action or post a bond or other security acceptable to Lessor, in its sole but reasonable discretion, which has the effect of preventing delivery of such tax deed or imposition of such lien or other adverse action (provided, that Lessor shall have the right to use the proceeds of the bond or such other security to pay the taxes if thereafter required




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to prevent delivery of a tax deed or imposition of such lien or other adverse action). Any contest, whether before or after payment, may be made in the name of the Lessor or Lessee or both, as Lessee shall determine. If requested by Lessee, Lessor shall participate actively in any such contest (but only if all expenses and costs incurred or suffered by Lessor, including fees of attorneys and/or accountants, shall be paid by Lessee), but Lessee shall be entitled to any refund of any such tax, assessment or charge or penalty or interest thereon which may have been paid by Lessee, or by Lessor and reimbursed by Lessee to Lessor. If Lessee does not timely contest such taxes, Lessor may contest any such tax, assessment or charge, and if contested by Lessor, Lessee shall pay the actual reasonable costs incurred by Lessor in connection therewith so long as Lessor's contest is successful. Lessor and Lessee agree to cooperate in any such contest and to avoid duplicating their efforts.

                                   ARTICLE VII

         INSURANCE: The Lessee will indemnify and save harmless the Lessor against destruction of the premises and from all liabilities, obligations, damages, causes of action, claims or judgments which may be imposed upon or incurred by or asserted against the Lessor regarding this premises during the term or extensions of the lease.

         During the term of this lease, Lessee shall maintain general liability insurance for the benefit of Lessor, Lessor's lender, and Lessee, as their respective interests may appear, in an amount not less than $1,000,000 combined single limit for bodily injury and/or property damage arising out of any one accident or occurrence. Lessee shall provide Lessor with written evidence of such coverage annually. All policies shall contain a provision for thirty (30) day notice to Lessor of cancellation of any policy.

         Lessee shall also maintain fire and extended coverage insurance insuring the improvements to the premises in an amount equal to one hundred (100%) percent of the agreed upon replacement value of the improvements. Agreed replacement value will be determined at the beginning of this lease. Said value shall be adjusted at the beginning of each lease year per the BLS consumer price index. Such fire and extended coverage insurance policies shall be in the names of the Lessor, Lessor's lender, and Lessee as their respective interests may appear. Lessee shall provide Lessor with written evidence of such coverage prior to the beginning of each lease year.

         A.       PARTIAL DAMAGE TO THE PREMISES:

         Lessee shall notify Lessor in writing immediately upon the occurrence of any damage to the Premises. If the Premises are only partially damaged to the extent that the cost of repair will not exceed fifty (50.0%) percent of the full replacement cost of the Premises, this Lease shall remain in effect and Lessor shall repair the damage. If the damage to the Premises occurs during the last year of the Lease Term and such damage will require more than thirty (30) days to repair, either Lessor or Lessee may elect to terminate this Lease as of the date the damage occurred. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Lessee's notice to Lessor of the occurrence of the damage. Notwithstanding the foregoing, in the event of such termination by Lessor, Lessee may void such termination if Lessee is not in default hereunder (beyond any applicable grace periods) at such time and within fifteen (15) days of Lessee's receipt of such notice of termination, Lessee exercises the option to renew the term hereof in accordance with and subject to Article XV hereinbelow.

         B.       SUBSTANTIAL OR TOTAL DESTRUCTION:

         1. If the Premises are substantially destroyed to the extent that the cost of repair will exceed fifty (50.0%) percent of the full replacement cost of the Premises or totally destroyed by any cause whatsoever, the Lease shall terminate as of the date of the destruction occurred.





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         2. Notwithstanding the preceding sentence, if (i) the Premises can be rebuilt within eight (8) months after the date of the destruction; (ii) there is at least one (1) year remaining in the term hereof (or Lessee otherwise exercises the renewal option contained in Article XV hereinbelow); and (iii) Lessee is not in default hereunder (beyond applicable grace periods) at such time, Lessor shall rebuild the Premises and this Lease shall remain in full force and effect.

         Completion of Restoration. Notwithstanding anything contained herein to the contrary, in the event of a casualty whereby Lessor is required to restore the Premises, Lessee shall nevertheless have the right to terminate this Lease if Lessor does not complete such restoration within eight (8) months of the date of such casualty with credit for bad weather/non-working days as certified by the architect.

         The Lessor and the Lessee, and all parties claiming under them, hereby mutually release and discharge each other from all claims and liabilities arising from or caused by any hazard covered by insurance on the leased property or covered by insurance in connection with property on or activities conducted on the leased property regardless of the cause of damage or loss.

                                  ARTICLE VIII

         MAINTENANCE:

         (a) MAINTENANCE BY LESSEE: Lessee shall at its own cost and expense, keep and maintain in good order, condition and repair the entire leased premises and each and every part thereof; excluding the repair, maintenance and replacement of any roofing, air conditioning/heating unit(s) systems, structural walls, foundations, parking lot paving, and underground utilities. Lessee shall provide rubbish removal for the premises and maintain the landscaping, lawn, and banks in a neat and attractive condition.

         Should Lessee fail to maintain the interior or exterior of the premises in a neat and well repaired condition, Lessor may, but shall not be obligated, to conduct such maintenance or repairs, and the costs of same shall be added to the next monthly rent and be then immediately due and payable. Should the Lessee's operation become a nuisance to the public in general, Lessor may, at its sole option, terminate this Lease upon thirty (30) days' written notice, but first providing Lessee thirty (30) days to correct any deficiencies.

         (b) MAINTENANCE BY LESSOR: Except to the extent of damage caused by any negligent or willful act or omission of Lessee, or Lessee s employees, agents, contractors or invitees, Lessor shall keep the foundation, air conditioning and heating units and systems, roof, structural walls of the improvements and exterior or underground utilities on the Premises in good order, condition and repair. Notwithstanding anything contained herein to the contrary, for the first year following the Commencement Date, Lessor shall be responsible for all repairs (but only due to faulty workmanship and materials) to the Premises, including those described in Lessor's responsibility under subsection (a) above, except to the extent caused by any negligent or willful act or omission of Lessee, or Lessee's employees, agents, contractors, or invitees.

                                   ARTICLE IX

         USE: Lessee agrees to use the premises for the operation of an office building.

         Lessee will use and occupy said premises and appurtenances in a careful, safe and proper manner, and will comply with the requirements of the all governing authorities regarding the conduct of Lessee's business; and Lessee will not permit said premises to be used for any unlawful purpose.

         Lessee further agrees that it will not deal in nor permit occupancy of its premises by an business, person, or entity which deals in drugs or pornographic items.





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         The Lessee is required to operate a business in the demised premises.
If Lessee ceases to do business, Lessor has the right, but not the obligation to require Lessee to vacate the premises.

                                    ARTICLE X

         SIGNS: All signage shall be subject to prior, written approval by Lessor. Lessee shall, prior to the construction or erection of signage, submit the size, location, design, and method of hanging of same to Lessor for written approval. All signs must comply with the laws of all governmental entities controlling same, and upon removal of any signs, Lessee shall repair all damage caused by such removal.

                                   ARTICLE XI

         ALTERATIONS: Any such changes and alterations erected by Lessee shall be and remain the property of Lessee during the term of the Lease, and Lessee shall, unless Lessor elects as hereinafter provided, remove all alterations, additions, improvements, and partitions erected by Lessee and restore the leased premises to its original condition by the date of termination of this Lease. All such improvements installed by Lessee may be removed by Lessee prior to the termination of this Lease if Lessee so elects, and shall be removed if required by Lessor. Upon such removal, Lessee shall restore the leased premises to its original condition, ordinary wear and tear excepted. All such removals and restorations shall be accomplished in a good, workman-like manner DO as not to damage the primary structure or structural qualities of the building or other improvements situated on the leased premises.

         Lessee shall not permit any mechanic's or other liens to stand against the property for work or material furnished to Lessee. Lessee shall hold Lessor harmless for any claims of damage resulting directly from Lessee's work.

                                   ARTICLE XII

         SURRENDER OF PREMISES: Lessee will deliver and surrender to the Lessor possession of the demised premises upon the expiration of this Lease or its termination by any cause, in a good clean rentable condition and in as good condition and repair as at the commencement of said term.

                                  ARTICLE XIII

         LESSOR'S ACCESS: Lessor may have free access to the premises at all reasonable times following reasonable notice (except in the case of an emergency) for the purpose of inspecting the same and also during the last two
(2) months of the term of this Lease for the purpose of exhibiting said premises, provided that same shall not interfere with Lessee's business.

                                   ARTICLE XIV

         DEFAULT OF LESSEE: Should the Lessee fail to pay the rent or any part thereof, as the same become due under this Lease, or violate any other terms or conditions of this Lease, or abandon the Leased Premises, the Lessor shall then have the right, at the Lessor's option, to take possession of the Leased Premises, and let the same as the agent of the Lessee, and apply the proceeds received from such letting toward the payment of the rent of the Lessee under this lease; and such re-entry and re-letting shall not discharge the Lessee from liability for rent, nor from any other obligations of the Lessee under the terms hereof; or the Lessor may, at the Lessor's option, re-enter the Leased Premises and terminate this Lease without relieving the lessee of any of his obligations under this Lease. The receipt of rent after any conditions broken shall not be deemed a waiver of termination. In order to entitle the Lessor to re-enter the Leased Premises, it shall not be necessary to give notice of rent being due and unpaid, nor to make demand for rent, the execution of this Lease signed by the parties hereto being sufficient notice




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of the rent being due and demand for the same; and this Lease shall be so construed, any law, usage or custom to the contrary notwithstanding. In the event that monthly payments become delinquent for a period of thirty-one (31) days, the Lessor reserves the right to terminate the lease at its discretion with all Lessor rights in effect.

         Notwithstanding the foregoing to the contrary, Lessor shall not exercise any remedies upon a default hereunder by Lessee unless such default remains uncured as follows: with respect to monetary defaults, until after the expiration of ten (10) days following written notice thereof from Lessor and with respect to non-monetary defaults, until after the thirtieth (30th) calendar day following written notice from Lessor (provided that if such non-monetary default is of such nature as cannot be cured within such thirty-day period, Lessee shall have a reasonable additional period of time to complete such cure so long as Lessee promptly commences such cure and diligently prosecutes it thereafter).

         DEFAULT OF LESSOR: In the event Lessor neglects or fails to comply with any of its obligations contained in this Lease, and such default should continue for a period of thirty (30) days after Lessee has given written notice thereof to Lessor [plus such additional time as may be necessary while the curing of the default is continuously and diligently prosecuted by Lessor, with respect to defaults (other than failure to make monetary payments) which cannot by their very nature be cured within thirty (30) days, except in the event of an emergency in which event Lessee shall have the right to take whatever reasonable actions are appropriate prior to the expiration of such thirty (30) day period, then Lessee may make such payments and do such work and otherwise perform Lessor's covenants, all on behalf of and at the expense of Lessor. Lessor agrees to pay to Lessee forthwith the amount of the payment so made or the cost of and expenses incurred. In the event of a default by Lessor as contemplated hereinabove, Lessee shall, simultaneously with any notice given to Lessor deliver a copy of such notice to any holder of a Deed of Trust as to whom Lessee has been duly notified in accordance with the notice provisions set forth herein, which notice by Lessor to Lessee shall set forth the name and full address of any such holder. Any such holder shall have the right, but not the obligation, to effect cures on behalf of Lessor within the time period set forth herein, and in the event of any such cure by any such holder, such cure shall be accepted by Lessee as a cure by Lessor hereunder. The time given to such holder to cure Lessor's default shall run concurrently with any time granted to Lessor to cure such default.

                                   ARTICLE XV

         OCCUPANCY AFTER EXPIRATION: In the event of Lessee's continued occupancy of the premises after the expiration of the term of this Lease or any renewal or extension, with or without the consent of the Lessor, such tenancy shall be from month to month and in no event from year to year, and such continued occupancy shall not defeat the Lessor's right to possession of the premises. All other covenants, provisions, obligations and conditions of this lease shall remain in full force during such month to month tenancy.

                                   ARTICLE XVI

         EMINENT DOMAIN: In the event that the entire demised premises shall at any time after the execution of this Lease be taken by public or quasi public use or condemned under eminent domain, then this Lease shall terminate and expire as of the date of such taking and any prepaid rent or unearned charges shall be refunded to Lessee.

                                  ARTICLE XVII

         WAIVER OF RIGHTS: No acquiescence by either party in any breach of covenant or default by the other party hereunder shall operate as a waiver of its rights with respect to any other breach or default, whether of the same or any other covenant or condition.





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                                  ARTICLE XVIII

         QUIET ENJOYMENT: Lessor hereby warrants that it has a fee simple interest to the premises and covenants that if the Lessee shall perform all of the covenants and agreements herein stipulated to be performed on Lessee's part, the Lessee shall at all times during said term have the peaceable and quiet enjoyment and possession of said premises.

                                   ARTICLE XIX

         ENTIRE AGREEMENT: This instrument governed by the laws of Tennessee shall merge all undertakings between the parties hereto with respect to the leased premises and shall constitute the entire lease agreement unless otherwise hereafter modified by both parties in writing.

                                   ARTICLE XX

         NOTICES: Any notice or consent required to be given by or on behalf of either party to the other shall be in writing and shall be given by mailing such notice or consent by registered mail or certified mail, return receipt requested addressed to the other party as follows:

         (i)      If to Lessor:            ARC BUILDERS, LLC
                                           P. O. Box 3324
                                           Cookeville, TN 38502

         (ii)     If to Lessee:            BIRMAN MANAGED CARE, INC.

                                           --------------------------

                                           --------------------------

Or at such other address as may be specified from time to time in writing by either party.

                                   ARTICLE XXI

         SUBORDINATION: This Lease and all of the rights of Lessee hereunder are subject and subordinate at all times to any mortgage, deed of trust or deed to secure debt which now or hereafter affects the real property of which the Premises form a part (the "Property"), and to all renewals, modifications, consolidations, replacements and extensions thereof, so long as the holder thereof agrees to recognize Lessee's rights and benefits hereunder so long as Lessee is not in default hereunder beyond the expiration of any applicable notice and opportunity to cure period.

                                  ARTICLE XXII

         ESTOPPEL CERTIFICATES: Upon either party's request, the other party shall execute, acknowledge and deliver to the requesting party a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment (or receipt, if Lessor is the certifying party) of the rent and other charges and the time period covered by such payment; (iv) that Lessor or Lessee, as the case may be, is not in default under this Lease (of if a party is claimed to be in default, stating why); and (v) such other representations or information with respect to Lessee, Lessor or the Lease as such party may reasonably request or which any prospective purchaser or encumbrances of the Premises or of Lessee's business may require. Lessor or Lessee shall deliver such statement by Lessee to any prospective purchaser or encumbrances of the Premises. Such purchaser or encumbrances may rely conclusively upon such statement as true and correct. If Lessee fails to do so within twenty (20) days after written request, Lessee shall be in default hereunder without the requirement of any further notice.





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                                  ARTICLE XXIII

         LEGAL PROCEEDINGS: If Lessee or Lessor shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any reasonable costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, but only after suit is commenced and a final, non-appealable judgment entered. Such reasonable costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, reasonable attorneys' fees and costs actually incurred. The losing party in such action shall pay such attorneys' fees and costs.

                                  ARTICLE XXIV

         SUBLETTING - CONTINUING OBLIGATIONS OF LESSEE: Lessee may, but only with the Lessor's prior written consent, such consent not to be unreasonably withheld, sublet the premises or any part thereof, and may, but only with Purchaser's prior written consent, assign or otherwise transfer all of its rights and interests hereunder; provided, however, that no assignment, transfer, or sublease shall affect or reduce any of the obligations of Lessee hereunder, but all obligations of Lessee hereunder shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety.

                                   ARTICLE XXV

         OPTION TO PURCHASE: Lessee shall have the option to purchase the premises upon the terms and conditions hereinafter set forth for the purchase price of One Million Six Hundred Fifty Thousand and no/100 (61,650,000.00) Dollars. Provided, however, that the option may only be exercised by the giving of Notice of Intent to Exercise Option upon any one of the following: 1) not less than ninety (90) days prior to Completion Date; 2) not less than ninety
(90) days prior to the end of the fifth year of the initial term of the lease;
3) not less than ninety (90) days prior to the end of the seventh year of the initial term of the lease; and 4) not less than ninety (90) days prior to the end of the tenth year. Provided further, that in the event the Option to purchase is so exercised, closing shall occur on or before thirty (30) days after the Completion Date or at the end of the fifth, seventh or tenth years of the initial term.

         IN WITNESS WHEREOF, the parties have hereto set their hands to duplicate copies hereof as of the date first above written.

SIGNED, SEALED AND DELIVERED         LESSOR:
IN THE PRESENCE OF:
                                     ARC BUILDERS, LLC


                                     By:
------------------------------          -------------------------------
WITNESS



                                     LESSEE:

                                     BIRMAN MANAGED CARE, INC.


                                     By:
------------------------------          -------------------------------
WITNESS






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STATE OF TENNESSEE
COUNTY OF PUTNAM


The foregoing instrument was acknowledged before me this       day of
                                                         -----
               , 199   , by                                  .
---------------     ---     ---------------------------------



                                              ---------------------------------
                                              NOTARY PUBLIC

My Commission Expires:
                      ----------------


STATE OF TENNESSEE
COUNTY OF PUTNAM

The foregoing instrument was acknowledged before me this       day of
                                                         -----
               , 199   , by                                  .
---------------     ---     ---------------------------------



                                              ---------------------------------
                                              NOTARY PUBLIC

My Commission Expires:
                      ----------------






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